UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2018

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500, Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.                  Costs Associated with Exit or Disposal Activities

As previously disclosed in the Brunswick Corporation (the "Company") Current Report on Form 8-K filed on December 7, 2017 (the "Initial 8-K"), the Company's Board of Directors authorized the Company to exit its Sea Ray businesses, including the Meridian brand. In the Initial 8-K, the Company disclosed that it expected to incur a pre-tax loss and resulting charge in connection with the sale, but that it was unable at that time to make an estimate of the amount, or range of amounts, of the charge.

The Company is now able to make this determination, and expects to incur an impairment loss and resulting charge in connection with the anticipated sale of these businesses in the range of $35 million to $40 million, primarily related to a write-down of long-lived assets, which will be reflected in the fourth quarter and full-year 2017 results. The charge is an estimate of the difference between net book value and fair value. Sales proceeds, one of the primary assumptions in providing an estimate of fair value, could vary resulting in an additional adjustment. Included within this charge, the Company expects future net cash expenditures of approximately $5 million.

Certain statements in this Current Report on Form 8-K/A are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations, estimates, and projections about the Company's business and by their nature address matters that are, to different degrees, uncertain.  Words such as “may,” “could,” “expect,” “intend,” “target,” “plan,” “seek,” “estimate,” “believe,” “predict,” “outlook” and similar expressions are intended to identify forward-looking statements.  Such statements are not guarantees of future performance and involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this filing.  Refer to the risk factors included in the Company’s Annual Report on Form 10-K for 2016.  Forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update them to reflect events or circumstances after the date of this filing.

Item 7.01.                  Regulation FD Disclosure

The Company’s historical financial statements will be restated in its Annual Report on Form 10-K for 2017 ("2017 Form 10-K") to reflect the results of the Sea Ray businesses as discontinued operations. In advance of the Company filing its 2017 Form 10-K, this Form 8-K/A provides restated historical Net sales, Operating earnings (loss) and Restructuring, exit, integration and impairment charges for continuing operations for the three months and year-to-date periods ended during each quarterly period for 2016 and the first three quarters of 2017. These changes will be reflected in the earnings release for the fourth quarter and full-year of 2017 scheduled to be released on February 1, 2018, and the management discussion and analysis and consolidated financial statements and footnotes in the 2017 Form 10-K to be issued for the year ended December 31, 2017.

Brunswick Corporation
Segment Restatement - Continuing Operations
2017 - 2016
(in millions)
(unaudited)

	First Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring, Exit, Integration and Impairment
	2017	2016	2017	2016	2017	2016
Marine Engine	$631.8	$595.5	$87.6	$78.2	$—	$—
Boat	284.9	241.6	16.2	17.5	3.5	—
Marine eliminations	(70.2)	(61.3)	—	—	—	—
Total Marine	846.5	775.8	103.8	95.7	3.5	—

Fitness	235.6	218.3	18.3	20.1	2.4	3.8
Pension costs	—	—	(2.3)	(3.7)	—	—
Corporate/Other	—	—	(18.9)	(15.3)	2.4	—
Total	$1,082.1	$994.1	$100.9	$96.8	$8.3	$3.8

Brunswick Corporation
Segment Restatement - Continuing Operations
2017 - 2016
(in millions)
(unaudited)

	Second Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring, Exit, Integration and Impairment
	2017	2016	2017	2016	2017	2016
Marine Engine	$1,398.0	$1,315.2	$234.0	$216.7	$—	$—
Boat	584.6	509.5	41.4	40.9	3.8	—
Marine eliminations	(132.7)	(119.6)	—		—	—
Total Marine	1,849.9	1,705.1	275.4	257.6	3.8	—

Fitness	486.1	448.1	36.8	44.2	6.9	6.4
Pension costs	—	—	(4.7)	(7.4)	—	—
Corporate/Other	—	—	(39.1)	(35.4)	2.4	—
Total	$2,336.0	$2,153.2	$268.4	$259.0	$13.1	$6.4

	Second Quarter - Quarter to Date
	Net Sales		Operating Earnings (Loss)		Restructuring, Exit, Integration and Impairment
	2017	2016	2017	2016	2017	2016
Marine Engine	$766.2	$719.7	$146.4	$138.5	$—	$—
Boat	299.7	267.9	25.2	23.4	0.3	—
Marine eliminations	(62.5)	(58.3)	—	—	—	—
Total Marine	1,003.4	929.3	171.6	161.9	0.3	—

Fitness	250.5	229.8	18.5	24.1	4.5	2.6
Pension costs	—	—	(2.4)	(3.7)	—	—
Corporate/Other	—	—	(20.2)	(20.1)	—	—
Total	$1,253.9	$1,159.1	$167.5	$162.2	$4.8	$2.6

Brunswick Corporation
Segment Restatement - Continuing Operations
2017 - 2016
(in millions)
(unaudited)

	Third Quarter - Year to Date
	Net Sales		Operating Earnings (Loss)		Restructuring, Exit, Integration and Impairment
	2017	2016	2017	2016	2017	2016
Marine Engine	$2,067.2	$1,940.9	$349.5	$326.1	$—	$—
Boat	819.8	718.4	49.2	46.3	3.8	—
Marine eliminations	(196.8)	(177.4)	—	—	—	—
Total Marine	2,690.2	2,481.9	398.7	372.4	3.8	—

Fitness	728.9	685.7	56.2	73.3	13.7	8.8
Pension costs	—	—	(7.0)	(11.0)	—	—
Corporate/Other	—	—	(59.6)	(54.7)	2.4	—
Total	$3,419.1	$3,167.6	$388.3	$380.0	$19.9	$8.8

	Third Quarter - Quarter to Date
	Net Sales		Operating Earnings (Loss)		Restructuring, Exit, Integration and Impairment
	2017	2016	2017	2016	2017	2016
Marine Engine	$669.2	$625.7	$115.5	$109.4	$—	$—
Boat	235.2	208.9	7.8	5.4	—	—
Marine eliminations	(64.1)	(57.8)	—	—	—	—
Total Marine	840.3	776.8	123.3	114.8	—	—

Fitness	242.8	237.6	19.4	29.1	6.8	2.4
Pension costs	—	—	(2.3)	(3.6)	—	—
Corporate/Other	—	—	(20.5)	(19.3)	—	—
Total	$1,083.1	$1,014.4	$119.9	$121.0	$6.8	$2.4

Brunswick Corporation
Segment Restatement - Continuing Operations
2016
(in millions)
(unaudited)

	Fourth Quarter - Year to Date
	Net Sales	Operating Earnings (Loss)	Restructuring, Exit, Integration and Impairment
	2016	2016	2016
Marine Engine	$2,441.1	$377.1	$—
Boat	963.7	59.4	0.2
Marine eliminations	(231.3)	—	—
Total Marine	3,173.5	436.5	0.2

Fitness	980.4	117.3	12.7
Pension costs	—	(69.8)	55.1
Corporate/Other	—	(77.1)	2.3
Total	$4,153.9	$406.9	$70.3

	Fourth Quarter - Quarter to Date
	Net Sales	Operating Earnings (Loss)	Restructuring, Exit, Integration and Impairment
	2016	2016	2016
Marine Engine	$500.2	$51.0	$—
Boat	245.3	13.1	0.2
Marine eliminations	(53.9)	—	—
Total Marine	691.6	64.1	0.2

Fitness	294.7	44.0	3.9
Pension costs	—	(58.8)	55.1
Corporate/Other	—	(22.4)	2.3
Total	$986.3	$26.9	$61.5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: January 26, 2018	By:	/S/ DANIEL J. TANNER
Daniel J. Tanner
Vice President and Controller